2017 Q1 Supplemental Information

Introduction Management & Investor Contacts 3 Executive Summary 4 Capitalization Analysis & Research Coverage 5 2017 Guidance 6 Select Performance Information 7 Financial Information Consolidated Balance Sheet - GAAP 8 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Venture 9 Consolidated Statements of Operations - GAAP 10 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Venture 11 12 Net Operating Income 13 Debt Overview 14 Debt Covenant Compliance 15 Debt Maturities 16 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 17 Property Overview - Square Feet & Occupancy 18 Market Summary 19 Top 20 Tenants & Tenant Industry Profile 20 Lease Expiration Schedule 21 Lease Expiration by Market 22 Leasing Summary 23 Occupancy Summary 24 Capital Expenditure Summary 25 Transaction Activity (2015 - 2017) 26 Additional Information 27 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 27 28 29 30 Definitions 31 Forward Looking Statements: Supplemental Information - Q1 2017 2 This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, including our 2017 guidance, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other owners and operators of real estate); adverse economic or real estate developments in the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in foreign, domestic and local economies, changes in interest rates; potential liability for uninsured losses and environmental contamination; risks associated with joint ventures; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that would cause actual results to differ materially from those presented in our forward-looking statements see our Annual Report on Form 10-K for the year ended December 31, 2016 and subsequently filed periodic reports. On the Cover: San Francisco Columbia Property Trust, Inc. Table of Contents Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) Reconciliation of Net Income to Normalized Funds From Operations (NFFO) Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly- owned properties Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly- owned properties Reconciliation of Net Operating Income (based on GAAP rents), and Net Operating Income (based on cash rents)

Columbia Property Trust, Inc.

Management & Investor Contacts

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

David S. Dowdney
Senior Vice President
Western Region

Wendy W. Gill
Senior Vice President
Corporate Operations and
Chief Accounting Officer

Kevin A. Hoover
Senior Vice President
Portfolio Management

Adam I. Popper
Senior Vice President
Eastern Region

Board of Directors

Carmen M. Bowser
Independent Director

Charles R. Brown
Independent Director

Richard W. Carpenter
Independent Director

John L. Dixon
Independent Director
Chairman

David B. Henry
Independent Director

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Michael S. Robb
Independent Director

George W. Sands
Independent Director

Thomas G. Wattles
Independent Director

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbia.reit

Matt Stover
Director - Finance & Investor Relations
T 404-465-2227
E Matt.Stover@columbia.reit

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbia.reit

Supplemental Information - Q1 2017 3

Unaudited As of Period End 3/31/2017 Select Portfolio Statistics Number of Operating Properties 16 Office Rentable Square Footage (in thousands) (1) 7,797 Percent Leased 94.1% Commenced Occupancy 90.1% Average Economic Occupancy (2) 83.3% Weighted Average Lease Term Remaining (3) 6.9 Years Balance Sheet ($ in thousands) Gross Real Estate Assets (4) 4,001,304 Gross Real Estate Assets - Unencumbered (4) (5) 3,262,055 Total Gross Debt (6) 1,515,946 Percentage of Gross Real Estate Assets - Unencumbered / Gross Real Estate Assets 81.5% Total Gross Debt / Gross Real Estate Assets 37.9% Rating / Outlook Standard & Poor's BBB / Stable Moody's Baa2 / Stable (1) Includes 100% of Market Square Joint Venture. (2) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter. (3) Based on Annualized Lease Revenue (ALR). 4 (6) Total Gross Debt includes (i) line of credit and notes payable, and (ii) bonds payable. Supplemental Information - Q1 2017 Columbia Property Trust, Inc. Executive Summary Company Overview: (5) Unencumbered assets are those not subject to mortgage debt. (4) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. As of March 31, 2017, CXP owned interests in 16 operating properties, of which 15 are wholly-owned and one is owned through an unconsolidated joint venture. CXP owns a 51% interest in the Market Square buildings and related $325 million mortgage note through an unconsolidated joint venture. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This report includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. We do not control the Market Square Joint Venture and recognize that proportional financial data may not accurately depict all of the legal and economic implications of our interest in this joint venture. Select Portfolio Statistics exclude 263 Shuman Boulevard, as we are in process of transferring this property to its lender. In January 2017, the lender put the $49.0 million 263 Shuman Boulevard mortgage note into a non-monetary default because the full-building lease with OfficeMax was not renewed, as is required by the loan agreement. Portfolio Notes: Columbia Property Trust (NYSE: CXP) owns and operates Class-A office buildings primarily in competitive CBD locations within high-barrier-to- entry markets. As of March 31, 2017, our $4 billion portfolio included 16 operating properties containing 7.8 million square feet, concentrated in San Francisco, New York, Atlanta and Washington, D.C. For more information about Columbia, which carries an investment-grade rating from both Moody's and Standard & Poor's, please visit our website at www.columbia.reit.

Columbia Property Trust, Inc.

Capitalization Analysis & Research Coverage

Unaudited ($ & shares in thousands except for per-share data and percentages)

	Three Months Ended				
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	122,003	122,709	123,215	123,206	123,393
Weighted-Average Shares Outstanding - Diluted	122,329	122,855	123,350	123,294	123,412
High Closing Price	$ 23.43	$ 22.22	$ 24.63	$ 22.77	$ 23.20
Low Closing Price	$ 21.20	$ 20.47	$ 21.24	$ 20.20	$ 19.81
Average Closing Price	$ 22.30	$ 21.33	$ 23.31	$ 21.64	$ 21.57
Closing Price (as of period end)	$ 22.25	$ 21.60	$ 22.39	$ 21.40	$ 21.99
Dividends / Share (annualized)	$ 0.80	$ 1.20	$ 1.20	$ 1.20	$ 1.20
Dividend Yield (annualized) (1)	3.6%	5.6%	5.4%	5.6%	5.5%
Common Shares Outstanding (1)	122,451	122,184	123,471	123,464	123,459
Market Value of Common Shares (1)	$ 2,724,535	$ 2,639,174	$ 2,764,516	$ 2,642,130	$ 2,714,863
Total Market Capitalization (1) (2)	$ 4,240,481	$ 4,229,526	$ 4,356,258	$ 4,468,245	$ 4,542,335
Common Stock Repurchases					
Shares Purchased	-	1,294	-	-	1,105
Weighted-Average Price Per Share	$ -	$ 21.46	$ -	$ -	$ 22.60
Total Value of Shares Purchased	$ -	$ 27,769	$ -	$ -	$ 24,973

Equity Research Coverage

BMO Capital Markets Inc.
John P. Kim
212-885-4115

Evercore ISI
Sheila McGrath
212-497-0882

JMP Securities
Mitch Germain
212-906-3546

Morgan Stanley
Vikram Malhotra
212-761-7064

Oppenheimer & Co
Steve Manaker
212-667-5950

SunTrust Robinson Humphrey
Michael R. Lewis
212-319-5659

Debt Research Coverage

J.P. Morgan Securities
Mark Streeter
212-834-5086

Rating Agencies

Moody's Investor Services
Lori Marks
212-553-1098

Standard & Poor's
Fernanda Hernandez
212-438-1347

(1) Based on closing price and ending shares for the last trading day of quarter.
(2) Market value of shares plus gross debt as of quarter end.

Supplemental Information - Q1 2017 5

Unaudited Per share Low High Net Income 0.78$ 0.85$ Real Estate Depreciation & Amortization 0.97 0.97 Gain on sale of real estate assets (0.60) (0.60) Funds From Operations 1.15$ 1.22$ Loss on early extinguishment of debt - - Normalized Funds From Operations 1.15$ 1.22$ 2017 Portfolio Assumptions l Leased percentage at year end: l GAAP Straight Line Rental Income: l G&A Expenses 2017 Transaction Assumptions l Dispositions: (Completed in January) l l Acquisitions: 2017 Other Assumptions l Weighted-average common shares outstanding - diluted: 122.5MM Supplemental Information - Q1 2017 6 NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. Columbia Property Trust, Inc. 2017 Guidance Twelve Months Ending 12/31/2017 93% to 95% $35MM to $40MM $35MM to $37MM $539.5MM $500MM Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, April 27, 2017, at 5:00 p.m. ET to discuss financial results and business highlights. The number to call for this interactive teleconference is (412) 542-4180. A replay of the conference call will be available through May 4, 2017, by dialing (877) 344-7529 and entering the confirmation number, 10105509. A webcast of the call will also be available at the company's website, www.columbia.reit. Return of 263 Shuman Boulevard property to the lender in settlement of the $49.0 million mortgage note.

Columbia Property Trust, Inc.

Select Performance Information (1)

Unaudited ($ in thousands except for square feet, per-share data, percentages and ratios)

	Three Months Ended				
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Operating Information					
Percent Leased (as of period end) (page 24)	94.1%	90.6%	90.7%	90.6%	92.4%
New Leases - Square Feet (page 23) (2)	142,840	227,617	35,858	448,761	52,095
Renewal Leases - Square Feet (page 23) (2)	138,545	33,789	112,828	155,236	13,155
NOI (based on cash rents) (page 13) (3)	50,410	61,132	64,895	79,075	76,380
Same Store NOI (based on cash rents) (page 13) (3)	49,560	47,962	48,007	61,745	55,750
Adjusted EBITDA (page 28)	49,261	60,689	63,679	76,782	73,117
Net Income (page 10)	74,722	27,400	36,898	13,286	6,697
Net Income per Share - Basic & Diluted	0.61	0.22	0.30	0.11	0.05
Normalized FFO (page 12)	34,774	45,163	46,187	58,856	54,841
Normalized FFO per Share - Basic	0.29	0.37	0.37	0.48	0.44
Normalized FFO per Share - Diluted	0.28	0.37	0.37	0.48	0.44
AFFO (page 12)	27,929	(43,032)	30,289	41,023	46,466
Rental Income (pages 10 & 11)	75,218	89,494	91,586	97,405	104,149
Total Revenues (pages 10 & 11)	87,324	110,870	118,257	132,916	132,526
Straight Line Rent (3) (4)	7,057	7,113	5,292	3,685	5,687
Total Operating Expenses (pages 10 & 11)	71,223	90,186	95,391	101,593	107,243
Maintenance Capital (page 25)	1,675	82,311	11,637	14,575	3,671
Investment Capital (page 25)	21,245	22,020	16,811	9,553	8,083
Dividends	24,490	36,727	37,041	37,040	37,039
Dividends per Share	0.20	0.30	0.30	0.30	0.30
Balance Sheet Information (as of period end)					
Gross Real Estate Assets (pages 8 & 9) (5)	4,001,304	4,599,499	4,741,210	5,102,583	5,129,689
Total Assets (page 8 & 9)	4,364,108	4,475,509	4,492,436	4,635,008	4,807,922
Net Debt (pages 8 & 9) (6)	949,107	1,359,133	1,486,753	1,790,648	1,779,111
Gross Debt (pages 8 & 9) (7)	1,515,946	1,590,352	1,591,742	1,826,115	1,827,472
Ratios					
NOI Margin (8)	66.5%	62.1%	60.2%	63.6%	63.1%
Fixed Charge Coverage Ratio (9)	2.93	3.59	3.38	4.03	3.74
Net Debt (Average) to Adjusted EBITDA	5.03	5.89	6.65	5.78	6.38
Gross Debt / Gross Real Estate Assets (as of period end)	37.9%	34.6%	33.6%	35.8%	35.6%
Normalized FFO Payout Ratio (10)	70.4%	81.3%	80.2%	62.9%	67.5%
AFFO Payout Ratio (11)	87.7%	-85.3%	122.3%	90.3%	79.7%

(1) This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 27-30. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations can be found on page 31.

(2) Leasing activity is shown at 100% for CXP's share (51%) in the Market Square Joint Venture.

(3) Net operating income and straight line rent reflect 51% of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(4) Excludes adjustments for straight line rent related to lease terminations within general and administrative expense.

(5) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(6) Net debt is calculated as the total principal amount of debt outstanding less cash and cash equivalents and discount and fees on notes and bonds payable.

(7) Total Gross Debt includes (i) line of credit and notes payable, and (ii) bonds payable.

(8) NOI margin is calculated as GAAP NOI divided by total GAAP revenues.

(9) Fixed charge coverage is calculated as Adjusted EBITDA divided by the sum of interest expense, principal amortization, and capitalized interest.

(10) Calculated as dividends divided by Normalized FFO for the quarter.

(11) Calculated as dividends divided by AFFO for the quarter.

Supplemental Information - Q1 2017 7

Columbia Property Trust, Inc.

Consolidated Balance Sheet - GAAP

Unaudited (in thousands)

	As of Period End				
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Assets:					
Real estate assets, at cost:					
Land	$ 751,351	$ 751,351	$ 787,456	$ 844,495	$ 864,690
Buildings and improvements	2,573,407	2,556,607	2,871,856	3,345,017	3,374,833
Buildings and improvements, accumulated depreciation	(455,392)	(435,457)	(500,583)	(603,088)	(584,830)
Intangible lease asset	303,318	306,088	345,651	471,701	490,361
Intangible lease asset, accumulated amortization	(115,904)	(112,777)	(141,451)	(235,121)	(244,578)
Construction in progress	36,278	36,188	28,888	14,176	11,223
Real estate assets held for sale	-	593,297	350,301	53,143	-
Real estate assets held for sale, accumulated depreciation	-	(180,791)	(111,425)	(9,897)	-
Total real estate assets	**$ 3,093,058**	**$ 3,514,506**	**$ 3,630,693**	**$ 3,880,426**	**$ 3,911,699**
Cash and cash equivalents	554,655	216,085	190,856	23,803	185,376
Tenant receivables, net of allowance for doubtful accounts	5,290	7,163	6,366	11,210	11,731
Straight line rent receivable	71,601	64,811	70,186	113,921	103,367
Prepaid expenses and other assets	40,647	24,275	24,885	35,230	35,779
Intangible lease origination costs	126,849	128,857	140,380	227,769	244,740
Intangible lease origination costs, accumulated amortization	(75,523)	(74,578)	(81,735)	(161,994)	(174,180)
Deferred lease costs	151,746	148,552	94,112	128,808	113,310
Deferred lease costs, accumulated amortization	(24,561)	(22,753)	(33,729)	(41,626)	(38,808)
Investment in unconsolidated joint venture (page 9)	126,691	127,346	125,605	123,919	121,784
Investment in development authority bonds	120,000	120,000	120,000	120,000	120,000
Other assets held for sale	-	79,681	55,431	10	-
Other assets held for sale, accumulated amortization	-	(34,152)	(23,125)	-	-
Total assets	**$ 4,190,453**	**$ 4,299,793**	**$ 4,319,925**	**$ 4,461,476**	**$ 4,634,798**
Liabilities:					
Line of credit and notes payable	$ 650,196	$ 724,602	$ 824,992	$ 1,060,365	$ 1,208,722
Bonds payable	700,000	700,000	700,000	600,000	600,000
Discount and fees on notes and bonds payable	(9,663)	(10,164)	(10,643)	(7,856)	(8,535)
Accounts payable, accrued expenses, and accrued capital expenditures	125,743	131,028	81,617	86,010	85,351
Distributions payable	-	36,727	-	-	-
Deferred income	19,329	19,694	20,411	23,793	21,886
Intangible lease liabilities	74,729	77,939	82,719	134,943	135,252
Intangible lease liabilities, accumulated amortization	(43,750)	(44,564)	(46,480)	(85,547)	(82,098)
Obligations under capital leases	120,000	120,000	120,000	120,000	120,000
Liabilities held for sale	-	43,002	16,854	132	-
Liabilities held for sale, accumulated amortization	-	(1,239)	(1,210)	-	-
Total liabilities	**$ 1,636,584**	**$ 1,797,025**	**$ 1,788,260**	**$ 1,931,840**	**$ 2,080,578**
Equity:					
Common stock	$ 1,224	$ 1,221	$ 1,234	$ 1,234	$ 1,234
Additional paid in capital	4,539,144	4,538,912	4,565,651	4,564,729	4,563,537
Cumulative distributions in excess of earnings	(1,986,250)	(2,036,482)	(2,027,155)	(2,027,012)	(2,003,258)
Other comprehensive loss	(249)	(883)	(8,065)	(9,315)	(7,293)
Total equity	**$ 2,553,869**	**$ 2,502,768**	**$ 2,531,665**	**$ 2,529,636**	**$ 2,554,220**
Total liabilities and equity	**$ 4,190,453**	**$ 4,299,793**	**$ 4,319,925**	**$ 4,461,476**	**$ 4,634,798**

Supplemental Information - Q1 2017 8

Columbia Property Trust, Inc.

Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Venture (1)

Unaudited (in thousands)

	As of Period End				
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Assets:					
Real estate assets, at cost:					
Land	$ 77,841	$ 77,841	$ 77,840	$ 77,840	$ 77,840
Buildings and improvements	203,973	203,534	203,002	199,761	198,480
Buildings and improvements, accumulated depreciation	(9,375)	(7,708)	(6,037)	(4,361)	(2,736)
Intangible lease asset	2,214	2,222	2,221	2,361	2,414
Intangible lease asset, accumulated amortization	(861)	(723)	(571)	(527)	(371)
Construction in progress	1,826	1,700	1,544	2,344	1,446
Total real estate assets	**$ 275,618**	**$ 276,866**	**$ 277,999**	**$ 277,418**	**$ 277,073**
Cash and cash equivalents	2,352	4,794	2,309	3,617	1,254
Tenant receivables, net of allowance for doubtful accounts	179	122	192	202	266
Straight line rent receivable	7,175	6,272	5,309	4,606	4,317
Prepaid expenses and other assets	306	170	215	239	294
Intangible lease origination costs	1,524	1,526	1,526	1,563	1,572
Intangible lease origination costs, accumulated amortization	(425)	(353)	(278)	(231)	(151)
Deferred lease costs	15,120	14,833	11,678	10,600	10,631
Deferred lease costs, accumulated amortization	(1,503)	(1,168)	(834)	(563)	(348)
Total assets	**$ 300,346**	**$ 303,062**	**$ 298,116**	**$ 297,451**	**$ 294,908**
Liabilities:					
Line of credit and notes payable	$ 165,750	$ 165,750	$ 165,750	$ 165,750	$ 165,750
Fees on notes payable	(169)	(176)	(181)	(191)	(196)
Accounts payable, accrued expenses, and accrued capital expenditures	5,477	7,604	4,058	4,852	4,418
Deferred income	748	569	791	885	763
Intangible lease liabilities	2,548	2,561	2,561	2,644	2,658
Intangible lease liabilities, accumulated amortization	(699)	(592)	(468)	(408)	(269)
Total liabilities	**$ 173,655**	**$ 175,716**	**$ 172,511**	**$ 173,532**	**$ 173,124**
Investment in unconsolidated joint venture (page 8)	**$ 126,691**	**$ 127,346**	**$ 125,605**	**$ 123,919**	**$ 121,784**

(1) Reflects 51% of the assets and liabilities of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q1 2017 9

Columbia Property Trust, Inc.

Consolidated Statements of Operations - GAAP

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Revenues:					
Rental income	$ 71,173	$ 85,472	$ 87,561	$ 93,567	$ 99,586
Tenant reimbursements	8,584	14,219	17,090	18,708	19,753
Hotel income	1,339	5,177	6,270	6,551	4,663
Other property income (1)	765	793	827	919	1,009
Lease termination income (2)	295	107	1,518	8,185	1,568
Total revenues	**$ 82,156**	**$ 105,768**	**$ 113,266**	**$ 127,930**	**$ 126,579**
Operating expenses:					
Property operating costs	24,105	34,289	39,101	40,242	41,336
Hotel operating costs	2,076	4,371	4,946	5,038	4,331
Asset and property management fees	269	357	387	341	330
Depreciation	21,605	24,026	26,778	28,450	29,289
Amortization	9,457	13,873	11,895	14,932	16,075
General and administrative	8,768	8,158	7,467	7,761	10,490
Total operating expenses	**$ 66,280**	**$ 85,074**	**$ 90,574**	**$ 96,764**	**$ 101,851**
Operating income	**$ 15,876**	**$ 20,694**	**$ 22,692**	**$ 31,166**	**$ 24,728**
Other income (expense):					
Interest expense	(13,315)	(13,394)	(15,338)	(15,580)	(16,097)
Capital lease obligation interest expense	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Development authority bond income	1,800	1,800	1,800	1,800	1,800
Interest and other income	550	36	39	8	5
Loss on early extinguishment of debt	(45)	-	(18,905)	(92)	-
Total other income (expense)	**$ (12,810)**	**$ (13,358)**	**$ (34,204)**	**$ (15,664)**	**$ (16,092)**
Income (loss) before income tax expense, loss from unconsolidated joint venture and gains on sale of real estate assets	**$ 3,066**	**$ 7,336**	**$ (11,512)**	**$ 15,502**	**$ 8,636**
Income tax benefit (expense)	388	(58)	(65)	(245)	(77)
Income (loss) before loss from unconsolidated joint venture and gains on sale of real estate assets	**$ 3,454**	**$ 7,278**	**$ (11,577)**	**$ 15,257**	**$ 8,559**
Loss from unconsolidated joint venture (page 11)	(1,885)	(2,120)	(1,937)	(1,952)	(1,552)
Income (loss) before gain (loss) on sale of real estate assets	**$ 1,569**	**$ 5,158**	**$ (13,514)**	**$ 13,305**	**$ 7,007**
Gain (loss) on sale of real estate assets	73,153	22,242	50,412	(19)	(310)
Net income	**$ 74,722**	**$ 27,400**	**$ 36,898**	**$ 13,286**	**$ 6,697**
Weighted-average common shares outstanding - basic	122,003	122,709	123,215	123,206	123,393
Net income per share - basic	**$ 0.61**	**$ 0.22**	**$ 0.30**	**$ 0.11**	**$ 0.05**
Weighted-average common shares outstanding - diluted	122,329	122,855	123,350	123,294	123,412
Net income per share - diluted	**$ 0.61**	**$ 0.22**	**$ 0.30**	**$ 0.11**	**$ 0.05**

(1) Other property income includes (i) property management fee income, (ii) cafeteria revenue and (iii) fitness center revenue.

(2) Includes adjustments for straight-line rent related to lease terminations.

Supplemental Information - Q1 2017 10

Columbia Property Trust, Inc.

Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Venture (1)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Revenues:					
Rental income	$ 4,045	$ 4,022	$ 4,025	$ 3,838	$ 4,563
Tenant reimbursements	1,123	1,080	966	1,148	1,384
Total revenues	**$ 5,168**	**$ 5,102**	**$ 4,991**	**$ 4,986**	**$ 5,947**
Operating expenses:					
Property operating costs	2,585	2,762	2,449	2,497	2,582
Asset and property management fees	239	236	240	250	278
Depreciation	1,668	1,671	1,675	1,626	1,808
Amortization	430	435	448	451	662
General and administrative	21	8	5	5	62
Total operating expenses	**$ 4,943**	**$ 5,112**	**$ 4,817**	**$ 4,829**	**$ 5,392**
Operating income	**$ 225**	**$ (10)**	**$ 174**	**$ 157**	**$ 555**
Other income (expense):					
Interest expense	(2,108)	(2,108)	(2,108)	(2,108)	(2,107)
Interest and other income	-	-	-	1	-
Total other income (expense)	**$ (2,108)**	**$ (2,108)**	**$ (2,108)**	**$ (2,107)**	**$ (2,107)**
Net loss before income tax expense	**$ (1,883)**	**$ (2,118)**	**$ (1,934)**	**$ (1,950)**	**$ (1,552)**
Income tax expense	(2)	(2)	(3)	(2)	-
Loss from unconsolidated joint venture (page 10)	**$ (1,885)**	**$ (2,120)**	**$ (1,937)**	**$ (1,952)**	**$ (1,552)**

(1) Reflects 51% of the revenues and expenses of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q1 2017 11

Columbia Property Trust, Inc.

Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Net Operating Income (based on GAAP rents)	$ 58,050	$ 68,855	$ 71,151	$ 84,548	$ 83,669
General and administrative (G&A)	(8,768)	(8,158)	(7,467)	(7,761)	(10,490)
Interest expense (net)	(14,565)	(15,158)	(17,116)	(17,372)	(17,892)
Interest income from development authority bonds	1,800	1,800	1,800	1,800	1,800
Income tax benefit (expense)	388	(58)	(65)	(245)	(77)
Adjustments included in loss from unconsolidated joint venture	(2,131)	(2,118)	(2,116)	(2,114)	(2,169)
Normalized FFO	$ 34,774	$ 45,163	$ 46,187	$ 58,856	$ 54,841
Normalized FFO per share (basic)	$ 0.29	$ 0.37	$ 0.37	$ 0.48	$ 0.44
Normalized FFO per share (diluted)	$ 0.28	$ 0.37	$ 0.37	$ 0.48	$ 0.44

	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Net Operating Income (based on cash rents)	$ 50,410	$ 61,132	$ 64,895	$ 79,075	$ 76,380
General and administrative (G&A)	(8,768)	(8,158)	(7,467)	(7,761)	(10,490)
Stock based compensation expense in G&A (1)	1,691	1,046	917	1,213	1,382
Straight-line rent receivable write-off in G&A (2)	-	2	233	79	160
Interest expense - cash (net)	(11,993)	(12,574)	(14,479)	(14,655)	(15,080)
Income tax benefit (expense)	388	(58)	(65)	(245)	(77)
Adjustments included in loss from unconsolidated joint venture	(2,124)	(2,111)	(2,108)	(2,108)	(2,138)
Maintenance capital (3) (4)	(1,675)	(82,311)	(11,637)	(14,575)	(3,671)
AFFO	$ 27,929	$ (43,032)	$ 30,289	$ 41,023	$ 46,466
Weighted-average common shares outstanding - basic	122,003	122,709	123,215	123,206	123,393
Weighted-average common shares outstanding - diluted	122,329	122,855	123,350	123,294	123,412

(1) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.

(2) Includes adjustments for straight-line rent related to lease terminations within general and administrative expense.

(3) Reflects 51% of the net operating income of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(4) See page 31 of this supplemental report for a description of Maintenance Capital and page 25 for a detail of all capital expenditures.

Supplemental Information - Q1 2017 12

Columbia Property Trust, Inc.

Net Operating Income

Unaudited (in thousands)

	Three Months Ended				
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Net Operating Income (based on GAAP rents)					
Revenues:					
Rental Income	$ 67,520	$ 66,983	$ 61,836	$ 67,379	$ 68,849
Tenant Reimbursements	7,918	8,419	6,831	9,687	8,461
Other Property Income	784	699	663	673	727
Lease Termination Income	295	107	1,518	8,085	1,568
Total Revenues	**$ 76,517**	**$ 76,208**	**$ 70,848**	**$ 85,824**	**$ 79,605**
Operating Expenses:					
Property Operating Costs	(21,666)	(21,985)	(22,067)	(23,764)	(23,378)
Total Operating Expenses	**$ (21,666)**	**$ (21,985)**	**$ (22,067)**	**$ (23,764)**	**$ (23,378)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (1)	**$ 54,851**	**$ 54,223**	**$ 48,781**	**$ 62,060**	**$ 56,227**
Same Store Net Operating Income (based on GAAP rents) 51% of Market Square Buildings (2)	**$ 2,344**	**$ 2,104**	**$ 2,301**	**$ 2,239**	**$ 3,088**
Net Operating Income from:					
Acquisitions	-	-	-	-	-
Dispositions (3)	855	12,528	20,069	20,249	24,354
Net Operating Income (based on GAAP rents)	**$ 58,050**	**$ 68,855**	**$ 71,151**	**$ 84,548**	**$ 83,669**
Net Operating Income (based on cash rents)					
Revenues:					
Rental Income	$ 59,921	$ 58,941	$ 58,876	$ 64,558	$ 65,078
Tenant Reimbursements	7,918	8,419	6,831	9,687	8,461
Other Property Income	784	699	663	673	727
Lease Termination Income	295	107	1,518	8,085	1,568
Total Revenues	**$ 68,918**	**$ 68,166**	**$ 67,888**	**$ 83,003**	**$ 75,834**
Operating Expenses:					
Property Operating Costs	(20,804)	(21,348)	(21,431)	(23,126)	(22,741)
Total Operating Expenses	**$ (20,804)**	**$ (21,348)**	**$ (21,431)**	**$ (23,126)**	**$ (22,741)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (1)	**$ 48,114**	**$ 46,818**	**$ 46,457**	**$ 59,877**	**$ 53,093**
Same Store Net Operating Income (based on cash rents) 51% of Market Square Buildings (2)	**$ 1,446**	**$ 1,144**	**$ 1,550**	**$ 1,868**	**$ 2,657**
Net Operating Income from:					
Acquisitions	-	-	-	-	-
Dispositions (3)	850	13,170	16,888	17,330	20,630
Net Operating Income (based on cash rents)	**$ 50,410**	**$ 61,132**	**$ 64,895**	**$ 79,075**	**$ 76,380**

(1) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

(2) Reflects NOI from 51% of the Market Square Buildings for all periods presented. On October 28, 2015, we transferred the Market Square Buildings and the $325.0 million mortgage note to a joint venture, and sold a 49% interest in the joint venture.

(3) Reflects activity for the following properties sold since January 1, 2016, for all periods presented: Key Center Tower, Key Center Marriott, 5 Houston Center, Energy Center, 515 Post Oak, SanTan Corporate Center, Sterling Commerce, 80 Park Plaza, 9127, 9189, 9191 & 9193 S. Jamaica Street, 800 North Frederick, 100 East Pratt.

Supplemental Information - Q1 2017 13

Columbia Property Trust, Inc.

Debt Overview

Unaudited ($ in thousands) (at 3/31/2017)

Debt Instrument - Secured	**Maturity**	**Rate**	**Rate Type**	**Balance**	**% of Total Debt**
Mortgage Debt					
263 Shuman Boulevard	July-17	5.55%	Fixed	$ 49,000 (1)	3.2%
One Glenlake Parkway	December-18	5.80%	Fixed	25,547	1.7%
650 California Street	July-19	3.60%	Fixed	125,649	8.3%
Market Square	July-23	5.07%	Fixed	165,750 (2)	10.9%
Weighted Average / Secured - Mortgage Notes	**3.8 Years**	**4.68%**		**$ 365,946**	**24.1%**

Debt Instrument - Unsecured	**Maturity**	**Rate**	**Rate Type**	**Balance**	**% of Total Debt**
Bank Facilities					
$500 Million Revolving Credit Facility (3)	July-19	LIBOR + 100 bps	Floating	$ -	0.0%
$300 Million Term Loan (4)	July-20	LIBOR + 110 bps	Floating	300,000	19.8%
$150 Million Term Loan (5)	July-22	3.52%	Fixed	150,000	9.9%
Weighted Average / Bank Facilities	**4.0 Years**	**2.44%**		**$ 450,000**	**29.7%**
Bonds					
$350 Million @ 4.150%	April-25	4.15%	Fixed	$ 350,000	23.1%
$350 Million @ 3.650%	August-26	3.65%	Fixed	350,000	23.1%
Weighted Average / Bonds	**8.7 Years**	**3.90%**		**$ 700,000**	**46.2%**
Weighted Average / Unsecured	**6.9 Years**	**3.33%**		**$ 1,150,000**	**75.9%**

Weighted Average / Total Debt	**6.1 Years**	**3.65%**		**$ 1,515,946**	**100.0%**

Debt - consolidated	$ 1,350,196	
Debt - unconsolidated	165,750	
Total Debt	**$ 1,515,946**	

Fixed and Floating Rate Debt Analysis	**Weighted Ave Maturity**	**Weighted Ave Rate - Qtr**		**Balance**	**% of Total Debt**
Fixed Rate Debt	6.8 Years	4.09%		$ 1,215,946	80.2%
Floating Rate Debt	3.3 Years	1.89%		300,000	19.8%
Total	**6.1 Years**	**3.65%**		**$ 1,515,946**	**100.0%**

(1) In January 2017, the lender put this mortgage note into non-monetary default because the full-building lease with OfficeMax was not renewed, as required by the loan agreement. OfficeMax vacated the property in 2015, and the lease will expire in May 2017. Columbia Property Trust is in process of working to transfer this property to the lender.

(2) Reflects 51% of the mortgage balance of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(3) The Revolving Credit Facility ($500MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.875% to 1.55% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.55% based on credit rating. This facility carries two six-month extension options.

(4) The $300 Million Term Loan bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.90% to 1.75% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.75% based on credit rating.

(5) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.52% per annum and terminates on July 29, 2022. The spread of 1.55% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of other comprehensive income.

Supplemental Information - Q1 2017 14

Unaudited (at 3/31/2017) Bond Covenant Compliance Metric Actual (3/31/17) Debt to Total Asset Value Ratio Max 60% 30% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 2.86x Secured Debt to Total Asset Value Ratio Max 40% 4% Maintenance of Total Unencumbered Assets Min 150% 346% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (3/31/17) Debt to Total Asset Value Ratio Max 60% 29% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 2.45x Secured Debt to Total Asset Value Ratio Max 40% 9% Unencumbered Asset Coverage Ratio Min 1.66x 4.27x Unencumbered Interest Coverage Ratio Min 1.75x 4.56x Supplemental Information - Q1 2017 15 Columbia Property Trust, Inc. Debt Covenant Compliance

Unaudited ($ in thousands) (at 3/31/2017) Secured Unsecured Unsecured % of Interest % of Gross Mortgage Debt Term Loans Bonds Total Debt Total Debt Rate (1) Real Estate Assets 49,000$ (2) -$ -$ 49,000$ 3.2% 5.55% 1.2% 25,547 - - 25,547 1.7% 5.80% 0.6% 125,649 - - 125,649 8.3% 3.60% 3.1% - 300,000 - 300,000 19.8% 1.89% 7.5% - 150,000 - 150,000 9.9% 3.52% 3.8% 165,750 - - 165,750 10.9% 5.07% 4.1% - - 350,000 350,000 23.1% 4.15% 8.8% - - 350,000 350,000 23.1% 3.65% 8.8% 365,946$ 450,000$ 700,000$ 1,515,946$ 100.0% 3.65% 37.9% 24.1% 29.7% 46.2% Supplemental Information - Q1 2017 16 2019 2020 2022 2023 (2) In January 2017, the lender put the $49 million 263 Shuman mortgage note into non-monetary default because the full-building lease with OfficeMax was not renewed, as required by the loan agreement. OfficeMax vacated the property in 2015, and the lease will expire in May 2017. Columbia Property Trust is in process of working to transfer this property to the lender. Columbia Property Trust, Inc. Debt Maturities (1) Weighted average. Includes effective rates on variable rate loans swapped to fixed. Maturity 2025 2026 Total % of Total Debt 2017 2018 $49 (2) $26 $126 $166 $300 $150 $350 $350 $0 $100 $200 $300 $400 $500 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Maturity Schedule ($M) Mortgage Debt Term Loans Bonds 5.55% 5.07% 4.15% 3.65% 1.89% 3.52% 3.60% 5.80%

Columbia Property Trust, Inc.

Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue

Unaudited ($ in thousands) (at 3/31/2017)

Property	Market	Ownership %	Secured Debt?	Gross Real Estate Assets (1)	Annualized Lease Revenue (ALR)	Net Operating Income - Q1 2017 (based on GAAP rents)	Net Operating Income - Q1 2017 (based on cash rents)
229 West 43rd Street	New York, NY	100%		$ 510,481	$ 35,670	$ 6,915	$ 6,772
315 Park Avenue South	New York, NY	100%		372,757	24,372	3,528	1,533
222 East 41st Street	New York, NY	100%		299,052	15,318 (2)	3,394	(227)
95 Columbus	Jersey City, NJ	100%		203,803	24,473	3,780	4,065
Subtotal - New York				1,386,093	99,833	17,617	12,143
333 Market Street	San Francisco, CA	100%		408,640	24,830 (3)	6,362	5,903
650 California Street	San Francisco, CA	100%	Yes	318,615	24,951	2,883	2,009
University Circle	East Palo Alto, CA	100%		279,516	39,219	6,544	6,533
221 Main Street	San Francisco, CA	100%		241,213	22,757	4,077	3,348
Subtotal - San Francisco				1,247,984	111,757	19,866	17,793
Lindbergh Center	Atlanta, GA	100%		288,447	22,183 (3)	5,596	5,535
Three Glenlake Parkway	Atlanta, GA	100%		102,171	7,608 (3)	1,761	1,881
One Glenlake Parkway	Atlanta, GA	100%	Yes	72,612	7,901	935	923
Subtotal - Atlanta				463,230	37,692	8,292	8,339
Market Square	Washington, D.C.	51%	Yes	284,830 (4)	22,432 (4)	2,344 (4)	1,446 (4)
80 M Street	Washington, D.C.	100%		96,765	13,332	1,010	1,109
Subtotal - Washington, D.C.				381,595	35,764	3,354	2,555
Cranberry Woods Drive	Pittsburgh, PA	100%		184,996	15,706 (3)	4,152	4,096
116 Huntington Avenue	Boston, MA	100%		162,039	10,943	1,387	1,448
Pasadena Corporate Park	Los Angeles, CA	100%		111,677	8,038	1,082	1,191
Subtotal - Other				458,712	34,687	6,621	6,735
263 Shuman Boulevard	Chicago, IL	100%	Yes	63,192	- (5)	999	1,550
Subtotal - Dispositions				63,192	-	999	1,550
Corporate & Other				498	-	1,301 (6)	1,295 (6)
Total - All Properties (4)				**$ 4,001,304**	**$ 319,733**	**$ 58,050**	**$ 50,410**
Total - wholly-owned properties				**$ 3,716,474**	**$ 297,301**	**$ 55,706**	**$ 48,964**
Total - 51% of Market Square Buildings				**$ 284,830**	**$ 22,432**	**$ 2,344**	**$ 1,446**

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(2) Reimbursements are excluded as operating expenses are paid directly by the tenant.

(3) Except for insurance expense, reimbursements are excluded as operating expenses are paid directly by the tenant.

(4) Reflects 51% of the gross real estate assets, ALR and NOI of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(5) Pro forma for the planned return of the property to the lender.

(6) Includes net operating income for the following properties sold during the quarter: Key Center Tower, Key Center Marriott, 5 Houston Center, Energy Center, and 515 Post Oak.

Supplemental Information - Q1 2017 17

Columbia Property Trust, Inc.

Property Overview - Square Feet & Occupancy

Unaudited (SF in thousands) (at 3/31/2017)

Property	Market	Ownership %	Rentable Square Feet	Leased Square Feet	Percent Leased	Commenced Occupancy	Average Economic Occupancy (1)
229 West 43rd Street	New York, NY	100%	481	481	100.0%	100.0%	100.0%
315 Park Avenue South	New York, NY	100%	328	298	90.9%	83.0%	63.7%
222 East 41st Street	New York, NY	100%	390	390	100.0%	100.0%	0.0%
95 Columbus	Jersey City, NJ	100%	629	620	98.6%	98.6%	97.7%
Subtotal - New York			1,828	1,789	97.9%	96.5%	71.4%
333 Market Street	San Francisco, CA	100%	657	657	100.0%	100.0%	100.0%
650 California Street	San Francisco, CA	100%	478	380	79.5%	66.7%	59.5%
University Circle	East Palo Alto, CA	100%	451	446	98.9%	92.6%	92.0%
221 Main Street	San Francisco, CA	100%	379	338	89.2%	88.0%	87.9%
Subtotal - San Francisco			1,965	1,821	92.7%	87.9%	86.0%
Lindbergh Center	Atlanta, GA	100%	955	955	100.0%	100.0%	100.0%
Three Glenlake Parkway	Atlanta, GA	100%	355	355	100.0%	100.0%	100.0%
One Glenlake Parkway	Atlanta, GA	100%	351	278	79.2%	75.5%	71.8%
Subtotal - Atlanta			1,661	1,588	95.6%	94.8%	94.0%
Market Square	Washington, D.C.	51%	356 (2)	275 (2)	77.2%	72.6%	56.9%
80 M Street	Washington, D.C.	100%	285	262	91.9%	63.6%	62.3%
Subtotal - Washington, D.C.			641	537	83.8%	70.0%	59.3%
Cranberry Woods Drive	Pittsburgh, PA	100%	824	824	100.0%	100.0%	100.0%
116 Huntington Avenue	Boston, MA	100%	272	205	75.4%	73.5%	75.0%
Pasadena Corporate Park	Los Angeles, CA	100%	264	249	94.3%	94.3%	94.3%
Subtotal - Other			1,360	1,278	94.0%	93.6%	93.9%
263 Shuman Boulevard	Chicago, IL	100%	- (3)	- (3)	-	-	-
Subtotal - Dispositions			-	-	-	-	-
Total - All Properties (2)			**7,455**	**7,013**	**94.1%**	**90.1%**	**83.3%**
Total - All Properties (at 100%)			**7,797 (4)**	**7,277 (4)**			

(1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter.

(2) Reflects 51% of the square feet of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(3) Pro forma for the planned return of the property to the lender.

(4) Includes 100% of Market Square: 698K rentable square feet and 539K leased square feet.

Supplemental Information - Q1 2017 18

Columbia Property Trust, Inc.

Market Summary

Unaudited ($ in thousands) (at 3/31/2017)

Geography	State	Properties	Gross Real Estate Assets (1)	% Gross Real Estate Assets
New York	NY	4	$ 1,386,093	34.6%
San Francisco	CA	4	1,247,984	31.2%
Atlanta	GA	3	463,230	11.6%
Washington, D.C.	DC	2	381,595 (2)	9.5%
Pittsburgh	PA	1	184,996	4.6%
Boston	MA	1	162,039	4.0%
Los Angeles	CA	1	111,677	2.8%
Dispositions & Other	various	1	63,690	1.7%
Total		**17**	**$ 4,001,304**	**100.0%**

Market Distribution by Gross Real Estate Assets


Dispositions & Other
Los Angeles
Boston
Pittsburgh
Washington, D.C.
Atlanta
New York
San Francisco
34.6%
31.2%
11.6%
9.5%
4.6%
4.0%
2.8%

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(2) Reflects 51% of the gross real estate assets of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q1 2017 19

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile (1)

Unaudited (SF & $ in thousands) (at 3/31/2017)

Tenant	Credit Rating (2)	Number of Properties	Annualized Lease Revenue (ALR) (3)	% of ALR	Leased Square Footage	% of Leased Square Footage	Remaining Lease Term Years (4)
Wells Fargo Bank N.A.	AA-	3	$ 26,408	8.3%	673	9.6%	9.1
AT&T Corporation/AT&T Services	BBB+	1	22,183	6.9%	955	13.6%	3.8
Pershing LLC	A	1	18,278	5.7%	471	6.7%	4.2
Westinghouse Electric Company	Not Rated	1	15,706	4.9%	824	11.8%	8.2
Credit Suisse	A	2	14,884	4.7%	192	2.7%	1.0
NYU	AA-	1	14,802	4.6%	390	5.6%	31.3
Yahoo!	BB+	1	14,556	4.5%	193	2.8%	8.3
Newell Rubbermaid, Inc.	BBB-	2	9,164	2.9%	411	5.9%	3.6
DocuSign, Inc.	Not Rated	1	8,794	2.8%	117	1.7%	7.3
DLA Piper US, LLP	Not Rated	1	8,423	2.6%	119	1.7%	1.3
Amazon Web Services, Inc.	AA-	1	8,178	2.6%	90	1.3%	4.3
WeWork Companies Inc.	Not Rated	2	7,414	2.3%	129	1.8%	13.8
Snap Inc.	Not Rated	1	5,790	1.8%	73	1.0%	10.3
Quality Technology Services	Not Rated	1	5,200	1.6%	128	1.8%	9.5
MongoDB, Inc.	Not Rated	1	4,698	1.5%	64	0.9%	1.8
Green Dot Corporation	Not Rated	1	4,196	1.3%	142	2.0%	5.6
Oracle America, Inc.	AA-	2	4,121	1.3%	85	1.2%	5.7
ORC International	Not Rated	1	3,859	1.2%	57	0.8%	8.3
Prosper Marketplace, Inc.	Not Rated	1	3,713	1.2%	50	0.7%	5.9
Winton Capital US LLC	Not Rated	1	3,486	1.1%	35	0.5%	10.3
Subtotal - Top 20			**$ 203,853**	**63.8%**	**5,198**	**74.1%**	**8.0**
All other			115,880	36.2%	1,815	25.9%	5.1
Total			**$ 319,733**	**100.0%**	**7,013**	**100.0%**	**6.9**

Tenant Industry Profile (3)


Services - Business Services
20.1%
Fire - Depository Institutions
13.7%
Trans & Util - Communication
8.8%
Services - Legal Services
7.2%
Fire - Security and Commodity Brokers
7.0%
Services - Health Services
6.2%
Trans & Util - Electric, Gas, and Sanitary Services
5.9%
Services - Engineering & Management Services
5.2%
Fire - Nondepository Institutions
4.4%
Fire - Real Estate
3.4%
Other
18.1%

(1) Pro forma for the planned return of 263 Shuman Boulevard to the lender.

(2) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided.

(3) Reflects 51% of the ALR of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(4) Weighted average based on CXP's share of Annualized Lease Revenue.

Supplemental Information - Q1 2017 20

Unaudited (SF & $ in thousands) (at 3/31/2017) Expiring Annualized Lease Revenue (ALR) % of ALR Expiring Expiring Rentable Square Footage % of Rentable Square Footage Expiring -$ 0.0% 442 5.9% 21,588 6.8% 322 4.3% 16,506 5.2% 246 3.3% 16,941 5.3% 238 3.2% 27,936 8.7% 690 9.3% 62,759 19.6% 1,754 23.5% 21,857 6.8% 426 5.7% 18,384 5.7% 348 4.7% 13,031 4.1% 196 2.6% 38,835 12.1% 1,133 15.2% 31,498 9.9% 809 10.9% 11,713 3.7% 142 1.9% 3,451 1.1% 46 0.6% 4,338 1.4% 64 0.9% 4,209 1.3% 51 0.7% 26,687 8.3% 548 7.3% 319,733$ 100.0% 7,455 100.0% Supplemental Information - Q1 2017 21 (1) Pro forma for the planned return of 263 Shuman Boulevard to the lender. 2029 2030 2031+ Total NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. 2028 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Vacant Columbia Property Trust, Inc. Lease Expiration Schedule (1) Year 6.8% 5.2% 5.3% 8.7% 19.6% 6.8% 5.7% 4.1% 12.1% 9.9% 3.7% 1.1% 1.4% 1.3% 8.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031+ Lease Expiration Schedule % of ALR Expiring

Columbia Property Trust, Inc.

Lease Expiration by Market (1)

Unaudited (SF & $ in thousands)

	Three Months Ended									
	6/30/17		9/30/17		12/31/17		3/31/18		Total	
Geography	Expiring SF	Expiring ALR (2)	Expiring SF	Expiring ALR (2)	Expiring SF	Expiring ALR (2)	Expiring SF	Expiring ALR (2)	Expiring SF	Expiring ALR (2)
New York	138 (3)	$ 10,904	48 (4)	$ 3,364	1	$ 71	-	$ -	187	$ 14,339
San Francisco	58 (5)	2,872	34	1,864	4	200	20	1,108	116	6,044
Atlanta	-	-	-	-	3	85	-	-	3	85
Washington, D.C. (6)	13	933	5	272	15	883	4	151	37	2,239
Pittsburgh	-	-	-	-	-	-	-	-	-	-
Boston	3	140	-	-	-	-	1	64	4	204
Los Angeles	-	-	-	-	-	-	-	-	-	-
Total	**212**	**$ 14,849**	**87**	**$ 5,500**	**23**	**$ 1,239**	**25**	**$ 1,323**	**347**	**$ 22,911**
% of Total Portfolio	**2.9%**	**4.7%**	**1.2%**	**1.7%**	**0.3%**	**0.4%**	**0.3%**	**0.4%**	**4.7%**	**7.2%**

(1) Pro forma for the planned return of 263 Shuman Boulevard to the lender.

(2) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.

(3) Includes 130,000 square feet for Credit Suisse at 315 Park Avenue South of which 32,000 square feet has been preleased to new tenants.

(4) Includes 48,000 square feet at 229 West 43rd Street which has been preleased to Snap, Inc.

(5) Includes 54,000 square feet for Goodby Silverstein at 650 California Street of which 34,000 square feet has been preleased to new tenants.

(6) Reflects 51% of the ALR of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q1 2017 22

Columbia Property Trust, Inc.

Leasing Summary

Unaudited (weighted average unless otherwise noted)

	Three Months Ended				
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Renewal Leases					
Number of Leases	6	6	7	4	4
Square Feet of Leasing (at 100%)	138,545	33,789	112,828	155,236	13,155
Square Feet of Leasing (at CXP's share) (1)	135,356	22,554	92,625	148,489	11,985
Lease Term (months)	36	60	75	87	25
Cash Rent Releasing Spread (2)	0.7%	15.3%	18.3%	10.5%	-1.1%
GAAP Rent Releasing Spread (2)	2.6%	35.4%	26.3%	25.9%	1.1%
Tenant Improvements per Square Foot	10.74	21.18	50.85	25.29	2.47
Leasing Commissions per Square Foot	10.20	16.43	16.98	10.39	8.46
Total per Square Foot	**$ 20.94**	**$ 37.61**	**$ 67.83**	**$ 35.68**	**$ 10.93**
Tenant Improvements per Square Foot per Year of Lease Term	3.56	4.25	8.09	3.51	1.17
Leasing Commissions per Square Foot per Year of Lease Term	3.38	3.30	2.70	1.44	4.00
Total per Square Foot per Year	**$ 6.94**	**$ 7.55**	**$ 10.79**	**$ 4.95**	**$ 5.17**
New Leases (Space Vacant > 1 Year)					
Number of Leases	6	7	4	1	-
Square Feet of Leasing (at 100%)	49,455	53,622	35,858	34,844	-
Square Feet of Leasing (at CXP's share) (1)	47,173	41,642	34,388	34,844	-
Lease Term (months)	116	118	97	131	-
Tenant Improvements per Square Foot	87.48	106.58	31.36	74.04	-
Leasing Commissions per Square Foot	14.74	36.94	24.07	47.44	-
Total per Square Foot	**$ 102.22**	**$ 143.52**	**$ 55.43**	**$ 121.48**	**$ -**
Tenant Improvements per Square Foot per Year of Lease Term	9.03	10.82	3.89	6.78	-
Leasing Commissions per Square Foot per Year of Lease Term	1.52	3.75	2.99	4.35	-
Total per Square Foot per Year	**$ 10.55**	**$ 14.57**	**$ 6.88**	**$ 11.13**	**$ -**
New Leases (Space Vacant < 1 Year) (3)					
Number of Leases	4	9	-	7	5
Square Feet of Leasing (at 100%)	93,385	173,995	-	413,917	52,095
Square Feet of Leasing (at CXP's share) (1)	93,385	173,995	-	412,182	49,239
Lease Term (months)	123	145	-	376	96
Cash Rent Releasing Spread (2)	128.6%	3.5%	-	-18.5%	50.2%
GAAP Rent Releasing Spread (2)	147.0%	15.3%	-	15.4%	115.8%
Tenant Improvements per Square Foot	57.31	116.59	-	178.71	28.99
Leasing Commissions per Square Foot	17.91	26.97	-	44.63	21.83
Total per Square Foot	**$ 75.22**	**$ 143.56**	**$ -**	**$ 223.34**	**$ 50.82**
Tenant Improvements per Square Foot per Year of Lease Term	5.61	9.66	-	5.70	3.62
Leasing Commissions per Square Foot per Year of Lease Term	1.75	2.24	-	1.42	2.72
Total per Square Foot per Year	**$ 7.36**	**$ 11.90**	**$ -**	**$ 7.12**	**$ 6.34**
Total Leases					
Number of Leases	16	22	11	12	9
Square Feet of Leasing (at 100%)	281,385	261,406	148,686	603,997	65,250
Square Feet of Leasing (at CXP's share) (1)	275,914	238,191	127,013	595,515	61,224
Lease Term (months)	104	135	82	361	95
Cash Rent Releasing Spread (2)	97.1%	4.5%	18.3%	-17.7%	49.2%
GAAP Rent Releasing Spread (2)	111.4%	17.0%	26.3%	15.7%	113.6%
Tenant Improvements per Square Foot	53.41	108.05	44.59	171.14	28.49
Leasing Commissions per Square Foot	15.77	27.41	19.25	43.86	21.58
Total per Square Foot	**$ 69.18**	**$ 135.46**	**$ 63.84**	**$ 215.00**	**$ 50.07**
Tenant Improvements per Square Foot per Year of Lease Term	5.19	9.35	6.96	5.22	3.14
Leasing Commissions per Square Foot per Year of Lease Term	2.51	2.60	2.78	1.60	2.97
Total per Square Foot per Year	**$ 7.70**	**$ 11.95**	**$ 9.74**	**$ 6.82**	**$ 6.11**

(1) Reflects 51% of the square feet of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.
(2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses).
(3) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q1 2017 23

Unaudited (SF in thousands) (at 3/31/2017) Rentable Leased Percent Square Footage Square Footage Leased As of December 31, 2016 10,320 9,355 90.6% Dispositions (1) 5 Houston (581) (438) 75.4% Energy Center (332) (332) 100.0% 515 Post Oak (274) (218) 79.6% Key Center Tower & Marriott (1,327) (1,085) 81.8% 263 Shuman Boulevard (2) (354) (354) 100.0% Subtotal 7,452 6,928 Leasing Activity New Leases (3) 3 172 Lease Expirations/Early Terminations (87) Net Absorption 3 85 As of March 31, 2017 7,455 7,013 94.1% 3/31/16 Supplemental Information - Q1 2017 24 Columbia Property Trust, Inc. Occupancy Summary (3) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease. (1) As of disposition date. (2) Pro forma for the planned return of 263 Shuman Boulevard to the lender. 94.1% 90.6% 90.7% 90.6% 92.4% 50% 60% 70% 80% 90% 100% 3/31/17 12/31/16 9/30/16 6/30/16 3/31/16 Percent Leased

Columbia Property Trust, Inc.

Capital Expenditure Summary (1)

Unaudited ($ in thousands)

Capital Expenditures	Three Months Ended				
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Maintenance					
Building Capital	$ 423	$ 1,044	$ 429	$ 844	$ 718
Tenant Improvements	716	1,610	7,810	2,551	2,798
Leasing Commissions	358	10,319	2,181	10,060	426
Other Leasing Costs	178	69,338	1,217	1,120	(271)
Total - Maintenance	**$ 1,675**	**$ 82,311**	**$ 11,637**	**$ 14,575**	**$ 3,671**
Investment					
Building Capital	$ 9,069	$ 7,192	$ 7,975	$ 1,994	$ 4,519
Tenant Improvements	8,961	8,800	7,723	3,000	3,744
Leasing Commissions	3,074	4,232	969	1,979	392
Other Leasing Costs	141	1,796	144	2,580	(572)
Total - Investment	**$ 21,245**	**$ 22,020**	**$ 16,811**	**$ 9,553**	**$ 8,083**
Maintenance & Investment					
Building Capital	$ 9,492	$ 8,236	$ 8,404	$ 2,838	$ 5,237
Tenant Improvements	9,677	10,410	15,533	5,551	6,542
Leasing Commissions	3,432	14,551	3,150	12,039	818
Other Leasing Costs	319	71,134	1,361	3,700	(843)
Total - Maintenance & Investment	**$ 22,920**	**$ 104,331**	**$ 28,448**	**$ 24,128**	**$ 11,754**

(1) Reflects 51% of the capital expenditures of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

NOTE: See page 31 of this supplemental report for a description of Maintenance and Investment Capital.

Supplemental Information - Q1 2017 25

Columbia Property Trust, Inc.

Transaction Activity (2015 - 2017)

Unaudited ($ in thousands) (at 4/27/2017)

Acquisitions

Property Name	Location	Acquisition Date	Percent Ownership	Purchase Price	Rentable Square Footage	$ / SF	% Leased at Acquisition
229 West 43rd Street	New York, NY	8/4/2015	100.0%	$ 516,000	481,110	$ 1,073	97.7%
315 Park Avenue South	New York, NY	1/7/2015	100.0%	372,000	326,812	1,138	93.9%
1881 Campus Commons	Reston, VA	1/7/2015	100.0%	64,000	244,565	262	78.0%
Subtotal (2 Property Portfolio)				436,000	571,377	763	
116 Huntington Avenue	Boston, MA	1/8/2015	100.0%	152,000	270,943	561	77.8%
Total - Acquisitions				**$ 1,104,000**	**1,323,430**		

Dispositions

Property Name	Location	Disposition Date	Percent Ownership	Gross Sale Price	Rentable Square Footage	$ / SF	% Leased at Disposition
Key Center Tower	Cleveland, OH	1/31/2017	100.0%		1,326,153		81.8%
Key Center Marriott	Cleveland, OH	1/31/2017	100.0%		NA		
Subtotal (2 Property Portfolio)				$ 267,500	1,326,153	NA	
5 Houston Center	Houston, TX	1/6/2017	100.0%		580,875		75.4%
Energy Center	Houston, TX	1/6/2017	100.0%		332,000		100.0%
515 Post Oak	Houston, TX	1/6/2017	100.0%		273,710		79.6%
Subtotal (3 Property Portfolio)				272,000	1,186,585	$ 229	83.2%
SanTan Corporate Center	Phoenix, AZ	12/15/2016	100.0%	58,500	266,531	219	100.0%
Sterling Commerce	Dallas, TX	11/30/2016	100.0%	51,000	309,586	165	100.0%
9127 S. Jamaica Street	Denver, CO	10/12/2016	100.0%	19,500	107,638	181	0.0%
80 Park Plaza	Northern New Jersey	9/30/2016	100.0%	174,500	960,689	182	85.8%
9189, 9191 & 9193 S. Jamaica Street	Denver, CO	9/22/2016	100.0%	122,000	370,485	329	100.0%
800 North Frederick	Suburban Maryland	7/8/2016	100.0%	48,000	393,000	122	0.0%
100 East Pratt	Baltimore, MD	3/31/2016	100.0%	187,000	653,135	286	98.5%
1881 Campus Commons	Reston, VA	12/10/2015	100.0%	65,000	244,565	266	91.4%
180 Park Avenue	Northern New Jersey	7/1/2015	100.0%		223,837		71.4%
170 Park Avenue	Northern New Jersey	7/1/2015	100.0%		145,000		0.0%
1580 West Nursery Road	Baltimore, MD	7/1/2015	100.0%		315,350		100.0%
Acxiom	Chicago, IL	7/1/2015	100.0%		321,852		100.0%
Highland Landmark III	Chicago, IL	7/1/2015	100.0%		272,975		68.1%
The Corridors III	Chicago, IL	7/1/2015	100.0%		221,940		95.0%
215 Diehl Road	Chicago, IL	7/1/2015	100.0%		161,865		100.0%
544 Lakeview	Chicago, IL	7/1/2015	100.0%		139,218		51.1%
Bannockburn Lake III	Chicago, IL	7/1/2015	100.0%		106,495		0.0%
Robbins Road	Boston, MA	7/1/2015	100.0%		458,237		100.0%
550 King Street	Boston, MA	7/1/2015	100.0%		490,119		100.0%
Subtotal (11 Property Portfolio)				433,250	2,856,888	152	
Total - Dispositions (excluding Joint Venture)				**$ 1,698,250**	**8,675,255**		

Property Contributed to Joint Venture	Location	Closing Date	% Sold / Retained	Contributed Value	Rentable Square Footage	$ / SF	% Leased at Closing Date
Market Square	Washington, D.C.	10/28/2015	49% / 51%	$ 595,000	687,310	$ 866	80.5%

Supplemental Information - Q1 2017 26

Columbia Property Trust, Inc.

Reconciliation of Net Income to Normalized Funds From Operations (NFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Net Income	$ 74,722	$ 27,400	$ 36,898	$ 13,286	$ 6,697
Depreciation	21,605	24,026	26,778	28,450	29,289
Amortization	9,457	13,873	11,895	14,932	16,075
Adjustments included in loss from unconsolidated joint venture	2,098	2,106	2,123	2,077	2,470
(Gain) loss on sale of real estate assets	(73,153)	(22,242)	(50,412)	19	310
FFO	$ 34,729	$ 45,163	$ 27,282	$ 58,764	$ 54,841
Loss on early extinguishment of debt	45	-	18,905	92	-
Normalized FFO	$ 34,774	$ 45,163	$ 46,187	$ 58,856	$ 54,841
Normalized FFO per share (basic)	$ 0.29	$ 0.37	$ 0.37	$ 0.48	$ 0.44
Normalized FFO per share (diluted)	$ 0.28	$ 0.37	$ 0.37	$ 0.48	$ 0.44
Weighted-average common shares outstanding - basic	122,003	122,709	123,215	123,206	123,393
Weighted-average common shares outstanding - diluted	122,329	122,855	123,350	123,294	123,412

Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Net Cash Provided by Operating Activities	$ 5,398	$ 43,387	$ 60,266	$ 46,598	$ 42,840
Adjustments included in loss from unconsolidated joint venture	(680)	(968)	(559)	(238)	517
Net changes in operating assets and liabilities	24,886	(3,140)	(17,781)	9,238	6,780
Maintenance capital (1) (2)	(1,675)	(82,311)	(11,637)	(14,575)	(3,671)
AFFO	$ 27,929	$ (43,032)	$ 30,289	$ 41,023	$ 46,466
Weighted-average common shares outstanding - basic	122,003	122,709	123,215	123,206	123,393
Weighted-average common shares outstanding - diluted	122,329	122,855	123,350	123,294	123,412

(1) See page 31 of this supplemental report for a description of Maintenance Capital and page 25 for a detail of all capital expenditures.

(2) Reflects 51% of the capital expenditures of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q1 2017 27

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Net Income	**$ 74,722**	**$ 27,400**	**$ 36,898**	**$ 13,286**	**$ 6,697**
Interest expense (net)	14,565	15,158	17,116	17,372	17,892
Interest income from development authority bonds	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax (benefit) expense	(388)	58	65	245	77
Depreciation	21,605	24,026	26,778	28,450	29,289
Amortization	9,457	13,873	11,895	14,932	16,075
Adjustments included in loss from unconsolidated joint venture	4,208	4,216	4,234	4,186	4,577
EBITDA	**$ 122,369**	**$ 82,931**	**$ 95,186**	**$ 76,671**	**$ 72,807**
(Gain) loss on sale of real estate assets	(73,153)	(22,242)	(50,412)	19	310
Loss on early extinguishment of debt	45	-	18,905	92	-
Adjusted EBITDA	**$ 49,261**	**$ 60,689**	**$ 63,679**	**$ 76,782**	**$ 73,117**
General and administrative	8,768	8,158	7,467	7,761	10,490
Straight line rental income	(6,154)	(6,152)	(4,823)	(3,474)	(5,535)
Net effect of below market amortization	(587)	(611)	(682)	(1,628)	(1,323)
Adjustments included in loss from unconsolidated joint venture	(878)	(952)	(746)	(366)	(369)
Net Operating Income (based on cash rents)	**$ 50,410**	**$ 61,132**	**$ 64,895**	**$ 79,075**	**$ 76,380**
Same Store Net Operating Income (based on cash rents) 51% of Market Square Buildings (1)	(1,446)	(1,144)	(1,550)	(1,868)	(2,657)
Less Net Operating Income from:					
Acquisitions	-	-	-	-	-
Dispositions (2)	(850)	(13,170)	(16,888)	(17,330)	(20,630)
Same Store Net Operating Income (based on cash rents) wholly-owned properties (3)	**$ 48,114**	**$ 46,818**	**$ 46,457**	**$ 59,877**	**$ 53,093**

(1) Reflects NOI from 51% of the Market Square Buildings for all periods presented. On October 28, 2015, we transferred the Market Square Buildings and the $325.0 million mortgage note to a joint venture, and sold a 49% interest in the joint venture. Our interest in NOI from the Market Square Buildings is included in loss from unconsolidated joint venture for all quarters presented.
(2) Reflects activity for the following properties sold since January 1, 2016, for all periods presented: Key Center Tower, Key Center Marriott, 5 Houston Center, Energy Center, 515 Post Oak, SanTan Corporate Center, Sterling Commerce, 80 Park Plaza, 9127, 9189, 9191 & 9193 S. Jamaica Street, 800 North Frederick, 100 East Pratt.
(3) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q1 2017 28

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Net Income	**$ 74,722**	**$ 27,400**	**$ 36,898**	**$ 13,286**	**$ 6,697**
Interest expense (net)	14,565	15,158	17,116	17,372	17,892
Interest income from development authority bonds	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax (benefit) expense	(388)	58	65	245	77
Depreciation	21,605	24,026	26,778	28,450	29,289
Amortization	9,457	13,873	11,895	14,932	16,075
Adjustments included in loss from unconsolidated joint venture	4,208	4,216	4,234	4,186	4,577
EBITDA	**$ 122,369**	**$ 82,931**	**$ 95,186**	**$ 76,671**	**$ 72,807**
(Gain) loss on sale of real estate assets	(73,153)	(22,242)	(50,412)	19	310
Loss on early extinguishment of debt	45	-	18,905	92	-
Adjusted EBITDA	**$ 49,261**	**$ 60,689**	**$ 63,679**	**$ 76,782**	**$ 73,117**
General and administrative	8,768	8,158	7,467	7,761	10,490
Adjustments included in loss from unconsolidated joint venture	21	8	5	5	62
Net Operating Income (based on GAAP rents)	**$ 58,050**	**$ 68,855**	**$ 71,151**	**$ 84,548**	**$ 83,669**
Same Store Net Operating Income (based on GAAP rents) 51% of Market Square Buildings (1)	(2,344)	(2,104)	(2,301)	(2,239)	(3,088)
Less Net Operating Income from:					
Acquisitions	-	-	-	-	-
Dispositions (2)	(855)	(12,528)	(20,069)	(20,249)	(24,354)
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (3)	**$ 54,851**	**$ 54,223**	**$ 48,781**	**$ 62,060**	**$ 56,227**

(1) Reflects NOI from 51% of the Market Square Buildings for all periods presented. On October 28, 2015, we transferred the Market Square Buildings and the $325.0 million mortgage note to a joint venture, and sold a 49% interest in the joint venture. Our interest in NOI from the Market Square Buildings is included in loss from unconsolidated joint venture for all quarters presented.

(2) Reflects activity for the following properties sold since January 1, 2016, for all periods presented: Key Center Tower, Key Center Marriott, 5 Houston Center, Energy Center, 515 Post Oak, SanTan Corporate Center, Sterling Commerce, 80 Park Plaza, 9127, 9189, 9191 & 9193 S. Jamaica Street, 800 North Frederick, 100 East Pratt.

(3) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q1 2017 29

Unaudited (in thousands) 3/31/2017 12/31/2016 9/30/2016 6/30/2016 3/31/2016 Net Operating Income (based on GAAP rents) 58,050$ 68,855$ 71,151$ 84,548$ 83,669$ Straight-line rental income (7,057) (7,115) (5,525) (3,764) (5,872) Net effect of below lease market amortization (583) (608) (731) (1,709) (1,417) Net Operating Income (based on cash rents) 50,410$ 61,132$ 64,895$ 79,075$ 76,380$ Supplemental Information - Q1 2017 30 Columbia Property Trust, Inc. Reconciliation of Net Operating Income (based on GAAP rents), and Net Operating Income (based on cash rents) Three Months Ended

Supplemental Information - Q1 2017 31 Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) real estate acquisition-related costs, (ii) listing costs, (iii) loss on interest rate swaps and (iv) loss on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Definitions - Other EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) recurring capital expenditures, and adding back (vi) stock based compensation expense and (vii) non-cash interest expense. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Adjusted EBITDA: Adjusted EBITDA is defined as net income before interest, taxes, depreciation and amortization and incrementally removing any impairment losses, gains or losses from sales of property, real estate acquisition-related costs, discontinued operations adjustments, or other extraordinary items. We do not include impairment losses in this measure because we feel these types of losses create volatility in our earnings and make it difficult to determine the earnings generated by our ongoing business. We believe adjusted EBITDA is a reasonable measure of our liquidity. Adjusted EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate adjusted EBITDA differently and our calculation should not be compared to that of other REITs.